S E M I - A N N U A L   R E P O R T






                                 DCM GROWTH FUND





                                 MARCH 31, 2003

Dear Fellow Shareholder:

           This past quarter the financial markets continued their favorite dance: One step forward, then one step back. We went through a lot even though not much happened. Despite some big rises and steep falls in the stock market, the value of our portfolio was little changed, increasing 3.45% for the six months ended March 31, 2003. Although we are pleased to report an increase, we continue to demand more from ourselves.

           This environment also reinforces our position that the markets can be a tad unpredictable and irrational at times, which is why we do not spend a lot of energy trying to analyze short-term movements. As Oscar Hammerstein once said, "Fools give you reasons, wise men never try."

           This past quarter also marked the start of the baseball season. Baseball has long been seen as a metaphor for life. It has also generated many timeless sayings, including "as American as baseball," "go to bat for him," "thrown a curve ball," and "struck out." Yet, despite this desire by many to compare life to baseball, we believe that in investing there are no strikes, no balls, and no walks. We believe we can wait as long as it takes for the right pitch. We do not feel compelled to swing at whatever is thrown near the plate.

           Our patience is driven by our incentive: We invest only to try to make you money, not for the sake of investing. Activity is not necessarily indicative of intelligent behavior. We understand that incentives drive activity: Brokers may convince people to buy and sell because brokers want commissions. Bankers may convince businesses to merge or go public because bankers want underwriting fees. And big mutual fund complexes may succeed in convincing people to have dozens of funds. Why does anyone need a dozen funds? This marketing genius is best illustrated by the conversation Charlie Munger once had with a guy who sold fishing tackle: "I asked him, ` My God, they're purple and green. Do fish really take these lures?' And he said, `Mr. I don't sell to the fish.'"

           The short-term directions of the markets will always be unpredictable. We will not use that to tell us when it is time to buy or sell. It makes more sense to us that we should continue with our long-term disciplined approach. The right time to invest is when we can buy the right security at the right price and expect the best return on our investment.



                                                    Sincerely,




                              /s/ JON                            /s/ MARK
                              -------                            --------
                                Jon                                Mark

THE VIEWS EXPRESSED ARE AS OF MAY 5, 2003 AND ARE THOSE OF THE ADVISOR, DERBY CAPITAL MANAGEMENT. THE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME IN RESPONSE TO CHANGING CIRCUMSTANCES IN THE MARKETS AND ARE NOT INTENDED TO PREDICT OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INDIVIDUAL SECURITY, MARKET SECTOR OR THE MARKETS GENERALLY OR THE DCM GROWTH FUND.


Past performance is no guarantee of future performance. The investment return and the Fund's Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's total return figures include the reinvestment of dividends and capital gain distributions, if any. The Fund's total return figures may have been lower had the advisor not waived a portion of its fees.

DCM - 5/19/03 - 33


                                 DCM GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2003 (UNAUDITED)


                                                                       MARKET
SHARES                  SECURITY                                        VALUE
--------------------------------------------------------------------------------

         COMMON STOCK - 81.77%
           CONSUMER DISCRETIONARY - 19.26%
             MANUFACTURING - 3.00%
    3,295    American Standard Cos., Inc. +                            $ 226,597
                                                                       ---------

             MEDIA - 6.53%
   22,511    AOL Time Warner, Inc. +                                     244,469
    3,530    Gannett, Inc.                                               248,618
                                                                       ---------
                                                                         493,087
                                                                       ---------

             RETAILING - 9.73%
    7,491    Home Depot, Inc.                                            182,481
   11,302    Regis Corp.                                                 281,533
    4,948    Rent-A-Center Inc. +                                        270,705
                                                                       ---------
                                                                         734,719
                                                                       ---------

           FINANCIALS - 38.35%
             DIVERSIFIED FINANCIALS - 34.53%
   10,000    American Express Co.                                        332,300
    8,788    Bank of New York Co., Inc.                                  180,154
   18,432    Citigroup, Inc.                                             634,982
    7,403    FleetBoston Financial Corp.                                 176,784
    4,250    Goldman Sachs Group, Inc.                                   289,340
   14,287    Washington Mutual, Inc.                                     503,902
   10,891    Wells Fargo & Co.                                           489,986
                                                                       ---------
                                                                       2,607,448
                                                                       ---------

             INSURANCE - 3.82%
    5,146    American International Group, Inc.                          254,470
      796    Travelers Property Casualty Inc., Class A Shares             11,216
    1,636    Travelers Property Casualty Inc., Class B Shares             23,084
                                                                       ---------
                                                                         288,770
                                                                       ---------

           HEALTHCARE - 5.16%
             PHARMACEUTICALS & BIOTECHNOLOGY - 5.16%
   12,500    Pfizer, Inc.                                                389,500
                                                                       ---------


   The accompanying notes are an integral part of these financial statements.



                                      -2-


                                 DCM GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2003 (UNAUDITED)


                                                                       MARKET
SHARES                  SECURITY                                        VALUE
--------------------------------------------------------------------------------

           INDUSTRIALS - 17.79%
             CAPITAL GOODS - 7.19%
    8,632    DR Horton Inc.                                          $   165,734
   14,801    General Electric Co.                                        377,426
                                                                     -----------
                                                                         543,160
                                                                     -----------

             COMMERCIAL SERVICES & SUPPLIES - 10.60%
    8,342    Automatic Data Processing, Inc.                             256,850
   15,056    Bisys Group, Inc. +                                         245,714
    6,970    H&R Block, Inc.                                             297,549
                                                                     -----------
                                                                         800,113
                                                                     -----------

           INFORMATION TECHNOLOGY - 1.21%
             TECHNOLOGY HARDWARE & INSTRUMENTS - 1.21%
    5,620    Intel Corp.                                                  91,494
                                                                     -----------

             TOTAL COMMON STOCK (Cost $8,135,114)                      6,174,888
                                                                     -----------

             PREFERRED STOCK - 4.63%
       14    Nuveen Quality Preferred Inc. II (Cost $350,000)            350,000
                                                                     -----------

             TOTAL INVESTMENTS (Cost $8,485,114*)     86.40%         $ 6,524,888
             Other assets less liabilities            13.60%           1,026,484
                                                     -------         -----------
             TOTAL NET ASSETS                        100.00%         $ 7,551,372
                                                     =======         ===========

+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.


   The accompanying notes are an integral part of these financial statements.


                                 DCM GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                           MARCH 31, 2003 (UNAUDITED)


ASSETS:
  Investments in securities, at value
  (Cost $8,485,114) (Note 2)                                       $  6,524,888
  Cash                                                                1,011,736
  Dividends and interest receivable                                       8,609
  Due from advisor (Note 3)                                               4,485
  Prepaid expenses and other assets                                       8,867
                                                                   ------------
  Total assets                                                        7,558,585
                                                                   ------------

LIABILITIES:
  Accrued trustees' fees                                                  1,178
  Accrued expenses and other liabilities                                  6,035
                                                                   ------------
  Total liabilities                                                       7,213
                                                                   ------------
  Net Assets                                                       $  7,551,372
                                                                   ============

NET ASSETS CONSIST OF:
  Additional paid in capital                                       $ 13,828,222
  Accumulated net investment loss                                      (162,234)
  Accumulated net realized loss from security transactions           (4,154,390)
  Net unrealized depreciation of investments                         (1,960,226)
                                                                   ------------
                                                                   $  7,551,372
                                                                   ============
  Net asset value and redemption price per share
  ($7,551,372/1,260,647 shares of capital stock outstanding)       $       5.99
                                                                   ============



   The accompanying notes are an integral part of these financial statements.


                                 DCM GROWTH FUND
                            STATEMENT OF OPERATIONS
                           MARCH 31, 2003 (UNAUDITED)


INVESTMENT INCOME:
  Dividends                                                             $    51,187
  Interest                                                                    4,006
                                                                        -----------
  Total investment income                                                    55,193
                                                                        -----------

EXPENSES:
  Advisory fees (Note 3)                                                     38,603
  Administration fees                                                        23,865
  Transfer agent fees                                                        11,527
  Legal fees                                                                  7,779
  Audit fees                                                                  6,059
  Custody fees                                                                5,330
  Trustees' fees                                                              4,745
  Registration fees                                                           4,830
  Printing expense                                                            3,805
  Insurance expense                                                           2,628
  Other expenses                                                                839
                                                                        -----------
  Total expenses                                                            110,010
  Less:
  Advisory fees waived and expenses reimbursed (Note 3)                     (52,095)
                                                                        -----------
  Net expenses                                                               57,915
                                                                        -----------
  Net investment loss                                                        (2,722)
                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 2 AND 4):
  Net realized loss from security transactions                             (847,521)
  Net change in unrealized appreciation (depreciation) of investments     1,083,908
                                                                        -----------
  Net realized and unrealized gain on investments                           236,387
                                                                        -----------
  Net increase in net assets resulting from operation                   $   233,665
                                                                        ===========


   The accompanying notes are an integral part of these financial statements.


                                 DCM GROWTH FUND
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 FOR THE SIX
                                                                                 MONTHS ENDED       FOR THE
                                                                                MARCH 31, 2003    YEAR ENDED
                                                                                 (UNAUDITED)  SEPTEMBER 30, 2002
                                                                                --------------------------------

FROM OPERATIONS:
  Net investment loss                                                           $    (2,722)   $   (38,379)
  Net realized loss from security transactions                                     (847,521)    (1,485,966)
  Net change in unrealized appreciation
   (depreciation) of investments                                                  1,083,908        547,491
                                                                                -----------    -----------
  Net increase (decrease) in net assets
   resulting from operations                                                        233,665       (976,854)
                                                                                -----------    -----------

FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                                       786,746      1,626,865
  Shares redeemed                                                                  (611,485)    (1,177,645)
                                                                                -----------    -----------
  Net increase in net assets from
   capital share transactions                                                       175,261        449,220
                                                                                -----------    -----------

Net increase (decrease) in net assets                                               408,926       (527,634)

NET ASSETS:
  Beginning of period                                                             7,142,446      7,670,080

  END OF PERIOD*                                                                $ 7,551,372    $ 7,142,446
                                                                                ===========    ===========
  * Includes accumulated net investment loss of:                                $  (162,234)   $  (159,512)
                                                                                -----------    -----------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                                       125,873        232,300
  Shares redeemed                                                                   (98,945)      (177,512)
                                                                                -----------    -----------
                                                                                     26,928         54,788
                                                                                ===========    ===========
   The accompanying notes are an integral part of these financial statements



                                 DCM GROWTH FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                               FOR THE SIX            FOR THE          FOR THE             FOR THE
                                               MONTHS ENDED          YEAR ENDED       YEAR ENDED        PERIOD ENDED
                                              MARCH 31, 2003        SEPTEMBER 30,    SEPTEMBER 30,      SEPTEMBER 30,
                                               (UNAUDITED)             2002               2001             2000(1)
                                              --------------        -------------    -------------      -------------

NET ASSET VALUE, BEGINNING OF PERIOD           $      5.79          $    6.51         $   10.06        $     10.00
                                               -----------          ---------         ---------        -----------
Income (Loss) From
Investment Operations:
  Net investment loss (2)(3)                         (0.00)*            (0.03)            (0.10)             (0.09)
  Net realized and unrealized gain (loss)
   from investment operations (2)                     0.20              (0.69)            (3.45)              0.15
                                               -----------          ---------         ---------        -----------
Total from investment operations                      0.20              (0.72)            (3.55)              0.06
                                               -----------          ---------         ---------        -----------
NET ASSET VALUE, END OF PERIOD                 $      5.99          $    5.79         $    6.51        $     10.06
                                               ===========          =========         =========        ===========
Total Return (4)                                      3.45%            (11.06)%          (35.29)%             0.60%
Ratios/Supplemental Data:
Net assets end of period (000s)                $     7,551          $   7,142         $   7,670        $    10,864
Ratio of expenses to average net
  assets, before waiver/reimbursement                 2.85%(5)           2.54%             2.22%              2.61%(5)
Ratio of net expenses to average net
  assets, after waiver/reimbursement                  1.50%(5)           1.50%             1.48%              1.50%(5)
Ratio of net investment loss to average net
  assets, before waiver/reimbursement                (1.42)%(5)         (1.48)%           (1.36)%            (1.95)%(5)
Ratio of net investment loss to average net
  assets, after waiver/reimbursement                 (0.07)%(5)         (0.44)%           (0.62)%            (0.83)%(5)
Portfolio Turnover Rate                              17.91%             31.51%            40.14%             62.69%


-------------------------------------------------------------------------------------------------------------------------
(1)  For the period from October 19, 1999 (commencement of operations) to September 30, 2000.
(2)  Per share amounts calculated using the monthly average shares method.
(3)  For the six months ended March 31, 2003, the years ended September 30, 2002 and 2001 and for the period ended September 30, 2000, the advisor voluntarily waived its fee and reimbursed other expenses. Had such actions not b undertaken, net investment loss per share would have been $(0.04), $(0.10), $(0.22) and
     $(0.21), respectively.
(4)  Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distribut Total returns for periods less than one year are not annualized.
(5)  Annualized.
*    Amount represents less than $0.01 per share.



                  The accompanying notes are an integral part of these financial statements.

                                 DCM GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                           MARCH 31, 2003 (UNAUDITED)

NOTE 1.  ORGANIZATION

The DCM Growth Fund (the "Fund"), is organized as a series of the DCM Series Trust (the "Trust"), a Massachusetts business trust formed on August 5, 1999, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund commenced operations on October 19, 1999. The Fund's business and affairs are managed by its officers under the direction of its Board of Trustees. The Fund's investment objective is to seek long-term growth of capital.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

      A. SECURITY VALUATION - Securities are valued as of the close each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.
      B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex- dividend date. Interest income is recorded on the accrual basis.
      C. FEDERAL INCOME TAXES - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.
      D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.
      E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                                 DCM GROWTH FUND

                           MARCH 31, 2003 (UNAUDITED)

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Agreement") with Derby Capital Management, Inc. (the "Advisor"). Pursuant to the Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Fund. For its services, the Advisor receives a fee, paid monthly, calculated at an annual rate of 1.00% of the Fund's average daily net assets.

The Advisor has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent the Fund's operating expenses exceed 1.50% (excluding distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) of the Fund's average daily net assets. For the six months ended March 31, 2003, the Advisor waived fees amounting to $38,603 and reimbursed expenses amounting to $13,492.

The Trust has entered into an Administrative Service and Transfer Agency and Service Agreements ("Agreements") with Gemini Fund Services, LLC ("GFS"), formerly known as Orbitex Fund Services, Inc. Pursuant to the Agreements, GFS serves as Administrator, Transfer Agent and Dividend Disbursing and Fund Accounting agent to the Fund. For these services, the Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund's average daily net assets, subject to certain minimum requirements.

Effective April 1, 2002, the Distributor of the Trust is Orbitex Funds Distributor, Inc. ("OFD"). Prior to April 1, 2002, the Distributor of the Trust had been Amerimutual Fund Distributors, Inc. The Trust has adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Distributor will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with distribution and sale of the Fund's shares. The Fund will pay the Distributor a fee calculated at an annual rate of ..25% of the Fund's average daily net assets. During the six months ended March 31, 2003, the Plan was not in effect, hence the Fund did not accrue any fees.

NOTE 4. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2003, purchases and sales of investment securities, excluding short-term securities, aggregated $1,445,310 and $1,145,618, respectively.

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation ............................  $   193,885
Gross unrealized depreciation ............................  $(2,154,111)
                                                            -----------
Net unrealized depreciation ..............................  $(1,960,226)
                                                            -----------

                                 DCM GROWTH FUND

                           MARCH 31, 2003 (UNAUDITED)

NOTE 5. CAPITAL LOSS CARRYFORWARDS

At September 30, 2002, the DCM Growth Fund had, for Federal income tax purposes, approximately the following capital loss carryforwards available to offset future capital gains expiring on September 30 of the years below:

                                        2008          2009            2010         Total
Capital Loss Carryforward             $358,000      $1,463,000      $1,486,000   $3,307,000


To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

           The Trustees and officers of the DCM Growth Fund are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 7 Wells Avenue, Newton, MA 02459.
                            POSITION, TERM OF
                            OFFICE AND LENGTH OF        PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS       TIME SERVED WITH THE         DURING PAST 5 YEARS
INTERESTED TRUSTEE           DCM SERIES TRUST          AND CURRENT DIRECTORSHIPS
--------------------------------------------------------------------------------

                                    Term
                                    ----
                            Lifetime of Trust until
                             removal, resignation
                                or retirement

Jonathan Jay Derby (39)      Co-Chairman, Vice-        Vice-President and legal
                            President, Secretary       counsel for Derby and
                            and Treasurer since        Company, Inc.
                                   1999
Mark Alan Derby (43)         Co-Chairman, Vice-        Vice President of
                            President since 1999       Derby and Company, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
                                     Term
                                     ----
                            Lifetime of Trust until
                              removal, resignation
                                 or retirement

Stuart N. Cole (42)             Trustee since 1999     Partner in the law firm
                                                       of Barr & Cole, Chief
                                                       Executive Officer of
                                                       County Mortgage Trust,
                                                       Partner and founder of
                                                       H&S Investments,
                                                       President of Washington
                                                       Realty, Inc.

Stephen Dephoure (60)           Trustee since 1999     Trustee of the Fund,
                                                       Principal of Dephoure &
                                                       Company.

Scott Allen (42)                Trustee since 2002     Vice-President and
                                                       General Manager of M.S.
                                                       Walker Co., Member of the
                                                       Presidents Council for
                                                       the Distilled Spirits
                                                       Industry.

Neal Shalom (45)                Trustee since 2002     Partner in Equity
                                                       Industrial Partners
                                                       Corp., President of
                                                       Newmarket Properties Ltd.
--------------------------------------------------------------------------------

                                 DCM GROWTH FUND
                                 ---------------

                                    DIRECTORS
                                    ---------
                                  SCOTT ALLEN
                                 STUART N. COLE
                                STEPHEN DEPHOURE
                               JONATHAN J. DERBY
                                 MARK A. DERBY
                                  NEAL SHALOM

                               INVESTMENT ADVISOR
                               ------------------
                         DERBY CAPITAL MANAGEMENT, INC.
                                 7 WELLS AVENUE
                                NEWTON, MA 02459

                                  ADMINISTRATOR
                                  -------------
                           GEMINI FUND SERVICES, LLC
                          150 MOTOR PARKWAY, SUITE 205
                              HAUPPAUGE, NY 11788

                                    CUSTODIAN
                                    ---------
                             BANK OF NEW YORK, INC.
                           15 BROAD STREET, 7TH FLOOR
                               NEW YORK, NY 10286

                                  LEGAL COUNSEL
                                  -------------
                               GOODWIN PROCTER LLP
                                 EXCHANGE PLACE
                                BOSTON, MA 02109


                             INDEPENDENT ACCOUNTANTS
                             -----------------------
                              RUSSELL, BRIER & CO.
                               50 CONGRESS STREET
                                BOSTON, MA 02109

                                 DCM GROWTH FUND
                          C/O GEMINI FUND SERVICES, LLC
                              OMAHA, NE 68154-1952
                                WWW.DCMFUNDS.COM

                                MEMBER NASD/SIPC

                            NOT FDIC INSURED NO BANK
                            GUARANTEE MAY LOSE VALUE